Exhibit 99.2

First Qu6rter 2025 E6rfiifigs Rele6se Copyright 2025. All rights reserved. NASDAQ: ONDS | May 15, 2025

2 Nasdaq: ONDS This presentation may contain "forward - looking statements" as that term is defined under the Private Securities Litigation Reform Act of 1995 (PSLRA), which statements may be identified by words such as "expects," "projects," "will," "may," "anticipates," "believes," "should," "intends," "estimates," and other words of similar meaning . Ondas Holdings Inc . (“Ondas” or the “Company”) cautions readers that forward - looking statements are predictions based on its current expectations about future events . These forward - looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that are difficult to predict . The Company’s actual results, performance, or achievements could differ materially from those expressed or implied by the forward - looking statements as a result of a number of factors, including, the risks discussed under the heading “Risk Factors” in the Company’s most recent Annual Report on Form 10 - K filed with the U . S . Securities and Exchange Commission (“SEC”), in the Company’s Quarterly Reports on Form 10 - Q filed with the SEC, and in the Company’s other filings with the SEC . The Company undertakes no obligation to publicly update or revise any forward - looking statements, whether as a result of new information, future events or otherwise that occur after that date, except as required by law . Also, this presentation contains certain non - GAAP financial measures . For a description of these non - GAAP financial measures, including reconciliations to the most comparable measure under GAAP, see the Appendix to this presentation . Information in this presentation is not an offer to sell securities or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction . Discl6imer

ONDAS Holdings Inc.
Nasdaq: ONDS

Leadership Team



ONDAS Holdings Inc.

Eric Brock

CHAIRMAN & CEO

Eric is an entrepreneur with over 25 years of management and investing experience.



ONDAS Holdings Inc.

Neil Laird

Interim CFO

Neil is an experienced financial executive with over 25 years in the technology sector.



ONDAS Autonomous Systems

Oshri Lugasi

Co-CEO

Oshri is a defense and technology leader with decades of experience in autonomous systems, global business development, and military command.



ONDAS Networks

Markus Nottelmann

CEO

Markus has extensive experience introducing new technologies into railroad markets, holding leadership roles in finance and operations across multiple companies.

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4 Nasdaq: ONDS Agefid6 • Introduction • Financial Review • Business Update • Ondas Networks • Ondas Autonomous Systems (OAS) • Closing Remarks • Q&A 4

ONDAS Holdings Inc.
Nasdaq: ONDS

Overview

Strong start to 2025—Record year expected

- Multi-year growth plan launched; reiterate target for at least $25 million in revenue for 2025
- OAS delivering on and expanding existing customer programs
  - Iron Drone operational in live combat with initial military customer
  - Optimus drone network fleet expansion continues for UAE public safety customer
- OAS is capturing new customers; pipeline is growing and maturing
  - Iron Drone order in Europe with NATO governmental entity expands geography
  - New Iron Drone program launching with a third customer for homeland security
  - Additional military / HLS customers expected in 2025
- Secured $9.3 million in new OAS orders YTD; backlog grows to $16.8 million
- Ondas Networks targeting dot16 with multiple Railroad networks
  - dot16 selected as NGHE communications platform
  - 900 MHz customers active with small scale, critical deployments and in integrating new applications


AIROBOTICS

5

Nasdaq: ONDS 6 First Quarter 2025 Earnings Release NASDAQ: ONDS | May 15, 2025 FINANCIAL REVIEW Copyright 2025. All rights reserved.

7 Nasdaq: ONDS KEY FINANCIAL INSIGHTS: • P&L reflects early stage of initial platform adoption for OAS and Ondas Networks • 580% increase in revenues • Gross margin improved, yet still sub - scale due to low sales volumes and revenue mix • Cash operating expenses increased due to additional investment to scale OAS operations in support of increased revenue expectations • Adjusted EBITDA loss slightly improved year - over - year (1) See the “Non - GAAP Financial Measures” section in the Appendix. Fifi6fici6l Review Q1 2025 7 Three Months Ended March 31, SELECT P&L DATA 2024 2025 (Unaudited) $ 625,009 $ 4,248,182 Revenues, net 1,019,991 2,759,632 Cost of goods sold (394,982) 1,488,550 Gross profit 8,732,213 11,798,988 Total operating expenses $ (9,127,195) $ (10,310,438) Operating Loss $ (9,876,084) $ (14,136,350) Net Loss SUPPLEMENTAL INFO: 123,071 180,709 Depreciation expense 1,052,211 1,061,869 Amortization of intangible assets 269,553 1,572,645 Stock - based compensation 748,889 3,825,912 Other expense, net 2,193,724 6,641,135 Total $ 7,287,378 $ 8,983,765 Cash Operating Expenses (1) $ (7,682,360) $ (7,495,215) Adjusted EBITDA (1)

8 Nasdaq: ONDS Fifi6fici6l Review Q1 2025 8 Three Months Ended March 31, SELECT CASH FLOW DATA 2024 2025 (Unaudited) $ (7,455,524) $ (6,659,264) Net cash used in operating activities (1,212,413) (195,019) Net cash provided by (used in) investing activities 8,236,646 2,264,936 Net cash provided by financing activities (431,291) (4,589,347) Increase (Decrease) in cash 15,022,000 29,999,321 Cash and restricted cash, beginning of period $ 14,590,709 $ 25,409,974 Cash and restricted cash, end of period KEY FINANCIAL INSIGHTS: • Cash balance of $25.4 million compared to $14.6 million a year ago is the result of financing during the latter half on 2024 • Operating cash burn reduced with improved revenue and collections • Cash provided by financing of $2.3 million reflects the exercise of warrants, proceeds from other financing, and government grants

9 Nasdaq: ONDS KEY FINANCIAL INSIGHTS: • Convertible Debt – Holdings reduced by $19.2 million to $25.4 million at end of Q1 2025 • Outstanding balance has since been further reduced to $20.6 million net of $2.1 million unamortized discount and excluding $1.1 million accrued interest 9 B6l6fice Sheet Q1 2025 Dec. 31, 2024 Mar. 31, 2025 SELECT BALANCE SHEET DATA (Unaudited) ASSETS $ 29,999,321 $ 25,409,974 Cash and Restricted Cash $ 109,622,288 $ 104,600,639 Total Assets LIABILITIES AND STOCKHOLDERS' DEFICIT $ 44,617,229 $ 25,449,671 Holdings Convertible Debt $ 8,036,195 $ 8,960,616 Subsidiary Convertible Debt $ 1,573,215 $ 1,800,000 Other Debt $ 54,226,639 $ 36,210,287 Total Debt $ 73,677,776 $ 57,951,020 Total Liabilities $ 19,361,205 $ 20,568,332 Redeemable Noncontrolling Interests $ 16,583,307 $ 26,081,287 Total Stockholders’ Equity $ 109,622,288 $ 104,600,639 Total Liabilities and Stockholders’ Equity

10 Nasdaq: ONDS KEY FINANCIAL INSIGHTS: • Shares issued upon conversion of convertible notes includes unamortized discounts and accrued interest • Share price decline exacerbated by macro factors drives higher share count upon conversion • Average conversion price for 2025 was approximately $0.68 • Additional conversions anticipated to deleverage balance sheet • Fixed conversion prices: • $12.1 million at $1.45 ( July 2025) • $6.1 million at $0.88 (December 2026) • $5.6 million at $1.60 (December 2026) 10 Additiofi6l Fifi6fici6l Ifiform6tiofi Discussion on shares related to debt conversions (1) Includes $2.1 million of unamortized debt discounts and $1.1 million accrued interest. (2) Assuming conversion at fixed conversion prices as described on this slide and not monthly amortizations using a discounted VWAP measure. Shares Outstanding Rollforward G3,173,1G1 Shares Outstanding as of 12/31/24 33,322,397 Q1 Debt Conversions 1,229,211 Warrants and RSUs Exercised 127,724,7GG Shares Outstanding as of 3/31/25 9,701,747 Post Q1 Debt Conversions 9,701,747 Total Conversions and Exercises 137,426,546 Total Adjusted Shares Outstanding as of 5/14/25 Additional Information - Convertible Note Dilution $23,759,290 Convertible Debt as of 5/14/25 (1) 18,746,858 Potential Additional Shares (2)

ONDAS Holdings Inc.
Nasdaq: ONDS

Next Generation Head-of-Train / End-of-Train

AAR's Wireless Communications Committee selects dot16

ONDAS NETWORKS

- AAR's Wireless Communications Committee announced selection of IEEE 802.16t DPP as the communications protocol for future NGHE devices
- Selection made after a rigorous technical evaluation and competitive technology comparison at the AAR's MxV research facility in Colorado
- With the NGHE communications protocol selected, the remaining NGHE 4.0 specifications are being finalized:
    - NGHE 4.0 primarily affects End-of-Train device functionality and design
    - MxV leading effort on specifications with a stated goal to complete by end of 2025
- Ondas Networks engaging with all HOT / EOT device manufacturers
    - Initial focus on Head-of-Train devices, with commercialization in early 2026
    - Commercialization of EOT devices subsequent to completion of 4.0 NGHE specifications



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ONDAS Holdings Inc.
Nasdaq: ONDS

IEEE Ratifies 802.16t ("dot16")

New Era for Rail and Industrial Wireless Connectivity

- Ondas Networks played a central role in the conception and development of IEEE 802.16t
  - Key support for the development of the standard came from Class 1 railroads
- IEEE 802.16t offers a standards-based alternative for licensed spectrum users who operate on narrowband networks
- dot16 delivers low-latency, high-throughput performance and advanced security required for applications such as train telemetry, video surveillance, remote diagnostics, and real-time control
- Formal ratification of the "t" iteration of the standard solidifies dot16's role in critical infrastructure communications including
  - NGHE and the 900 MHz A-Block transition
  - Roadmap opportunity for PTC 220 MHz on Class 1s and Amtrak / NEC
  - Addressing capacity issues in other networks owned and operated by the railroads including 160 MHz

ONDAS NETWORKS


8228

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ONDAS Holdings Inc.
Nasdaq: ONDS

Strategy and Execution

Engaging railroads on communications challenges

- Continuing to support 900 MHz system deployments
  - Migration of multiple networks to new 900 MHz A-Block for primary use
  - Metra placed follow-on order for 900 MHz equipment to complete systemwide coverage
  - After extensive testing, we expect to roll out 900 MHz equipment for a Class 1 rail operator as 220 MHz PTC backup as early as June on a regional basis, and more broadly in the second half of the year
  - With lab testing complete, we expect to begin field testing 900 MHz equipment to provide a general-purpose network in dark territory for a Class 1 rail operator in June
- Executing on 220 MHz PTC data radio on behalf of Amtrak
  - Expect delivery of PTC data radios early in Q3 2025
  - Subsequent rollout to other operators in the Northeast Corridor
- Delivering communication solutions for big data challenges
  - Conducting assessments of communication coverage on several Class 1s
  - Engaged with several Class 1s on large data transmission challenges

ONDAS NETWORKS



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ONDAS Holdings Inc.
Nasdaq: ONDS

OAS Highlights

Momentum continues with strong start to 2025

- Generated $4.0 million in revenues for Q1 2025; captured $9.3 million in orders YTD
- Secured funded development program with defense vendor partner to enhance Iron Drone Raider for countering ground-based threats
- Captured two new defense/ HLS customers for Iron Drone
  - $3.4 M order securing critical locations for NATO member country
  - $1.7 M order for border security for major governmental customer
- Expanded Drone Box Network fleet with UAE public safety customer
- Secured new partnerships in North America
  - **Palantir** partnership begins with Foundry; expandable with further AI integration around advanced autonomy
  - Strategic alliance with **Volatus Aerospace** to open additional geographic markets for border surveillance


AMERICAN ROBOTICS

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ONDAS Holdings Inc.
Nasdaq: ONDS

Iron Drone Raider TAM

Specific Potential Iron Drone Raider In Defense & HLS Markets


$221M
MILITARY BASES
$683M
NATIONAL LAND BORDERS
$887M
MILITARY COMBAT VEHICLES
$118M
MILITARY NAVAL VESSELS

COMBINED TAM $5.3B

Global Defense / HLS Market Size: $2.1B

1. Military Bases Protection: 2.5 Systems Per Base | 491 Relevant Bases (20%)
2. Military Combat Vehicles: 1 system per 20 vehicles | 118,000 vehicles (10%)
3. Military Naval Vessels: 1 System per vessel | 22,799 Naval vessels (30%)
4. National Land Border: 1 System per 5 km | 22,000 km (5%)
5. All data according to company estimation

Optimus System TAM

Specific Potential Optimus System In Defense & HLS Markets


$360M
CRITICAL FACILITIES
$702M
MILITARY BASES
$2.2B
NATIONAL LAND BORDERS

Global Defense / HLS Market Size: $3.2B

1. Border Protection: 1 System per 7 km | 17,200 km of relevant border (30%)
2. Military Bases Protection: 1 System per Base | 780 Relevant Bases (40%)
3. Critical HLS Facilities: 1 System per Facility | 400 Facilities (Global Strategic Sites)
4. All data according to company estimation

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18 Nasdaq: ONDS OAS Outlook OAS leverages growing investments in defense, homeland security and public safety capabilities • Significant inbound interest in Iron Drone CUAS platform • Demand surging globally for multi - layered CUAS security • Iron Drone uniquely built for purpose / combat ready as low - kinetic CUAS platform • Expect to capture additional defense and HLS customers in 2025 • Launched global demonstration programs for Optimus & Iron Drone • Expanding customer engagement to large Defense & HLS markets in Europe and other regions • Target additional partnerships in 2025 to support marketing, technical integration and localization efforts in Europe and United States • Developing plans for US supply chain and manufacturing 18

Nasdaq: ONDS 19 First Quarter 2025 Earnings Release NASDAQ: ONDS | May 15, 2025 OUTLOOK Copyright 2025. All rights reserved.

ONDAS Holdings Inc.
Nasdaq: ONDS

Outlook for 2025

Positioned for a record year in 2025

Revenue Target
$25 Million

New Military / HLS Customers
4

Deliver Current Backlog
$16.8 Million

New Industry Partnerships
4

Expanded Programs

Expanded Customer Base

Expanded Partner Ecosystem

Growing Operational Scale

Note: Financial outlook represents consolidated targets of OAS and Ondas Networks

21 Nasdaq: ONDS Fifi6l Commefits Positioned for a record year in 2025 • Wish Joe Popolo well as he transitions to public service as the nominee to be US Ambassador to the Kingdom of the Netherlands • Intend to maintain healthy balance sheet to fund growth plan • Registration statement for shelf filing provides long - term flexibility • Expect to plan another OAS - focused Analyst Day in mid - June

NASDAQ: ONDS | May 15,, 2025 Q&A First Quarter 2025 Earnings Release Copyright 2025. All rights reserved.

(1) Other expense, net includes interest income, interest expense, foreign exchange gain (loss), net, change in fair value of government grant liability, and other income (expense), net included on the Company's Condensed Consolidated Statements of Operations. (2) See the “Non - GAAP Financial Measures” section below. Appefidix Three Months Ended March 31, ADJUSTED EBITDA RECONCILIATION 2024 2025 (Unaudited) $ (9,876,084) $ (14,136,350) Net Loss 123,071 180,709 Depreciation Expense 748,889 3,825,912 Other Expense, net (1) 1,052,211 1,061,869 Amortization of Intangible Assets 269,553 1,572,645 Stock - based Compensation $ (7,682,360) $ (7,495,215) Adjusted EBITDA (2) Three Months Ended March 31, Cash Operating Expense Reconciliation 2024 2025 (Unaudited) $ 8,732,213 $ 11,798,988 Total Operating Expense (123,071) (180,709) Depreciation Expense (1,052,211) (1,061,869) Amortization of Intangible Assets (269,553) (1,572,645) Stock - based Compensation $ 7,287,378 $ 8,983,765 Total Cash Operating Expense (2)

24 Nasdaq: ONDS As required by the rules of the Securities and Exchange Commission (“SEC”), we provide reconciliations of Earnings (Loss) before interest, depreciation, amortization, stock - based compensation and taxes (“Adjusted EBITDA”) and cash operating expenses, the non - GAAP financial measures contained in this presentation to the most directly comparable measures under GAAP, which reconciliations are set forth in the tables included in the Appendix of this presentation . We believe that Adjusted EBITDA and cash operating expenses facilitate the analysis of our ongoing business operations because they exclude items that may not be reflective of, or are unrelated to, the Company’s core operating performance, and may assist investors with comparisons to prior periods and assessing trends in our underlying businesses . Other companies may calculate Adjusted EBITDA and cash operating expenses differently, and therefore our measures may not be comparable to similarly titled measures used by other companies . Adjusted EBITDA and cash operating expenses should only be used as supplemental measures of our operating performance . We believe that Adjusted EBITDA improves comparability from period to period by removing the impact of our asset base (depreciation and amortization) and other adjustments as set out in the tables included in the Appendix of this presentation, which management has determined are not reflective of core operating activities and thereby assist investors with assessing trends in our underlying businesses . We believe that cash operating expenses is useful to manage expenses as it excludes non - cash items (depreciation expense, amortization expense and stock - based compensation expense) that may obscure our underlying business performance . Management uses Adjusted EBITDA and cash operating expenses in making financial, operating and planning decisions and evaluating the Company's ongoing performance . Nofi - GAAP Fifi6fici6l Me6sures

Nasdaq: ONDS 25 Copyright 2025. All rights reserved. NASDAQ: ONDS | May 15, 2025 THANK YOU